|                       |
|                       | ONEAMERICA
| [LOGO OF ONEAMERICA]  | FUNDS, INC.
|     ONEAMERICA(R)     |
|                       | One American Square, P.O. Box 368
|                       | Indianapolis, IN 46206-0368       Phone (317) 285-1877
|                       |

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, J. Scott Davison, President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/21/10           /s/ J. Scott Davison
      --------          ------------------------
                        J. Scott Davison
                        President

|                       |
|                       | ONEAMERICA
| [LOGO OF ONEAMERICA]  | FUNDS, INC.
|     ONEAMERICA(R)     |
|                       | One American Square, P.O. Box 368
|                       | Indianapolis, IN 46206-0368       Phone (317) 285-1877
|                       |

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/19/10               /s/ Constance E. Lund
      --------              ------------------------
                            Constance E. Lund
                            Treasurer